UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2005
ARGON ST, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-08193	38-1873250

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12701 Fair Lakes Circle, Suite 800, Fairfax Virginia 22033

(Address of principal executive offices) (Zip Code)
(703) 322-0881

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
The exhibits listed in the following index relate to the Registration Statement on Form S-3 (No. 333-128211) of the registrant and are filed herewith for incorporation by reference in such Registration Statement.

Exhibit	Description
No.

1.1	Underwriting Agreement dated as of December 12, 2005, between Argon ST, Inc. and Friedman, Billings, Ramsey & Co., Inc., as representative of the several underwriters (filed herewith).

5.1	Opinion of Holland & Knight LLP as to the legality of the securities being registered by the registrant (filed herewith)

23.1	Consent of Holland & Knight LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGON ST, INC.
Date: December 13, 2005	By:	/s/ Terry L. Collins
Terry L. Collins
Chairman, CEO and President

EXHIBIT INDEX

Exhibit	Description
No.

1.1	Underwriting Agreement dated as of December 12, 2005, between Argon ST, Inc. and Friedman, Billings, Ramsey & Co., Inc., as representative of the several underwriters

5.1	Opinion of Holland & Knight LLP as to the legality of the securities being registered by the registrant

23.1	Consent of Holland & Knight LLP to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)